Exhibit 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Annual Report on Form 10-K/A (Amendment No. 1) of Therapeutic Solutions International, Inc. (the "Company") for the year ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy G. Dixon, Chief Executive Officer and President of the Company,  and I, Gerry Berg, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 25, 2017

By: /s/ Timothy G. Dixon

Timothy G. Dixon

Chief Executive Officer

and President

(Principal Executive Officer)

By: /s/ Gerry Berg

Gerry Berg

Chief Financial Officer

(Principal Financial Officer)